Federated Prudent Bear Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER BEARX)
CLASS C SHARES (TICKER PBRCX)
INSTITUTIONAL SHARES (TICKER PBRIX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2015
Dear Valued Shareholder:
On November 11, 2015, the Federated Prudent Bear Fund's (the “Fund”) Board of Trustees approved a 1-for-10 reverse share split of the Fund's issued and outstanding shares. Shareholders of record in the Fund at the close of business on February 5, 2016 will participate in the reverse share split. The Fund will effect the 1-for-10 reverse share split of the Fund's issued and outstanding shares after the close of the markets on February 5, 2016.
As a result of the reverse share split, every 10 Fund shares will be exchanged for one share of the Fund. The shares of the Fund will be offered on a split-adjusted basis beginning on February 8, 2016. The total dollar value of your investment in the Fund will be unchanged. The reverse share split is not a taxable event, nor does it have an impact on the Fund's holdings or its performance.
Reason for the Reverse Share Split
After the reverse share split, the higher net asset value (NAV) is expected to help minimize share price volatility and to better reflect the Fund's daily performance. That is because the Fund's NAV is rounded to the nearest $0.01 when calculated each day. This rounding has a greater impact on price volatility with a lower NAV than it would on a higher NAV. The Fund's higher NAV also will be more consistent with other bear-market type funds.
The Value of Your Investment Remains the Same
Once the reverse share split is completed on February 5, 2016, your next account statement will detail specific information based on your Fund holdings. There will be no change in the dollar value of your investment, and you will continue to own the same percentage of the Fund's outstanding shares immediately following the reverse share split as you did immediately prior to the reverse share split.
Hypothetical Example	Pre-Reverse Split	Post-Reverse Split
Number of shares owned	2500	250
NAV per share	$2.12	$21.20
Total investment value	$5300.00	$5300.00

We are available to answer any questions you may have regarding this transaction. Please call 1-800-341-7400, Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time.
On behalf of all of us at Federated and the entire Fund management team, thank you for being a shareholder of Federated Prudent Bear Fund. We look forward to continue supporting your investment needs.
November 30, 2015
Federated Prudent Bear Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452945 (11/15)
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